UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10499

Name of Fund: BlackRock California Municipal 2018 Term Trust (BJZ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1 – Report to Stockholders

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended December 31, 2014

Municipal Market Conditions

Municipal bonds generated strong performance in 2014, thanks to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Investor demand for municipal bonds was strong from the start of the year when U.S. economic data softened amid one of the harshest winters on record. Interest rates proceeded to move lower even as the U.S. Federal Reserve (the “Fed”) scaled back its open-market bond purchases. This surprising development, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. For the 12-month period ended December 31, 2014, municipal bonds garnered net inflows of approximately $27 billion (based on data from the Investment Company Institute).

From a historical perspective, total new issuance for the 12 months ended December 31 remained relatively strong at $334 billion (in line with the $334 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index Total Returns as of December 31, 2014 6 months: 3.00% 12 months: 9.25%

A Closer Look at Yields

From December 31, 2013 to December 31, 2014, yields on AAA-rated 30-year municipal bonds decreased by 133 basis points (“bps”) from 4.19% to 2.86%, while 10-year rates decreased 73 bps from 2.77% to 2.04% and 5-year rates increased 8 bps from 1.24% to 1.32% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 148 bps and the spread between 2- and 10-year maturities flattened by 88 bps.

During the same time period, U.S. Treasury rates fell by 119 bps on 30-year bonds, 83 bps on 10-year bonds, and a negligible 8 bps in 5-year issues. Accordingly, tax-exempt municipal bonds outperformed Treasuries on both the long and short ends of the curve, while underperforming in the intermediate space. Municipals outperformed Treasuries in the very short end of the curve as expectations around future Fed policy changes pressured short-term U.S. Treasury prices. On the long end of the curve, outperformance was driven largely by a supply/demand imbalance within the municipal market as well as increased investor demand for income and incremental yield in an environment where opportunities had become scarce. Municipal bonds underperformed Treasury bonds in the intermediate portion of the curve as a result of increased supply. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing given higher tax rates in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach to security selection and yield curve positioning going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery, and that the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	DECEMBER 31, 2014

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Auction Market Preferred Shares (“AMPS” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instrument or by rating agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the Trust’s obligations under the TOB (including accrued interest), a TOB is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

ANNUAL REPORT	DECEMBER 31, 2014	5

Trust Summary as of December 31, 2014	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objectives seek to provide current income exempt from regular federal and California income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended December 31, 2014, the Trust returned 0.01% based on market price and 3.09% based on NAV. The Trust’s peer group of closed-end funds in the Lipper California Municipal Debt Funds category posted an average return of 20.36% based on market price and 18.39% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s market price moved from a premium to a discount to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion pertains to performance based on NAV.
•	The Trust is scheduled to mature on or about December 31, 2018, and it therefore holds securities that will mature close to that date. As rates declined more on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers, which typically hold longer-dated issues.
•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.
•	The Trust benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. The Trust’s duration exposure (sensitivity to interest rate movements) had a positive impact on results as interest rates declined during the period. (Bond prices rise as rates fall.) The Trust’s zero-coupon bond holdings also performed well in this environment. In addition, a significant portion of the Trust’s positive return came from holdings in the utilities, transportation and tax-backed state sectors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2014 ($15.24)[1]	3.35%
Tax Equivalent Yield[2]	6.83%
Current Monthly Distribution per Common Share[3]	$0.0425
Current Annualized Distribution per Common Share[3]	$0.5100
Economic Leverage as of December 31, 2014	—
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
6	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock California Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	12/31/14	12/31/13	Change	High	Low
Market Price	$15.24	$15.77	(3.36)%	$16.50	$15.09
Net Asset Value	$15.30	$15.36	(0.39)%	$15.58	$15.28

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	12/31/14	12/31/13
County/City/Special District/School District	24%	22%
Utilities	24	20
State	15	11
Health	11	9
Transportation	10	21
Education	9	7
Corporate	5	8
Housing	2	2

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	19%
2016	1
2017	12
2018	41
2019	22
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	12/31/14	12/31/13
AAA/Aaa	2%	2%
AA/Aa	72	62
A	16	31
BBB/Baa	8	5
N/R2	2	—
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of December 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $475,635, representing less than 1% of the Trust’s long-term investments.

ANNUAL REPORT	DECEMBER 31, 2014	7

Trust Summary as of December 31, 2014	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended December 31, 2014, the Trust returned 5.50% based on market price and 5.53% based on NAV. The Trust’s peer group of closed-end funds in the Lipper Intermediate Municipal Debt Funds category posted an average return of 12.53% based on market price and 13.16% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion pertains to performance based on NAV.
•	The Trust is scheduled to mature on or about December 31, 2018, and it therefore holds securities that will mature close to that date. As rates declined more on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers, which typically hold longer-dated issues.
•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.
•	The Trust benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. The Trust’s duration exposure (sensitivity to interest rate movements) had a positive impact on results as interest rates declined during the period. (Bond prices rise as rates fall.) The Trust’s zero-coupon bond holdings also performed well in this environment. In addition, a significant portion of the Trust’s positive return came from its holdings in the corporate and transportation sectors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2014 ($16.13)[1]	3.98%
Tax Equivalent Yield[2]	7.03%
Current Monthly Distribution per Common Share[3]	$0.0535
Current Annualized Distribution per Common Share[3]	$0.6420
Economic Leverage as of December 31, 2014[4]	1%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
8	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	12/31/14	12/31/13	Change	High	Low
Market Price	$16.13	$15.94	1.19%	$16.75	$15.62
Net Asset Value	$15.76	$15.57	1.22%	$15.93	$15.57

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	12/31/14	12/31/13
State	21%	14%
Transportation	19	15
County/City/Special District/School District	17	17
Health	11	9
Corporate	9	16
Education	9	3
Utilities	8	12
Housing	6	10
Tobacco	—	4

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	14%
2016	8
2017	9
2018	50
2019	14
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	12/31/14	12/31/13
AAA/Aaa	13%	15%
AA/Aa	22	18
A	42	37
BBB/Baa	16	19
BB/Ba	5	3
B	1	1
N/R	1	7	[2]
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of December 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $3,110,215, representing less than 1% of the Trust’s long-term investments.

ANNUAL REPORT	DECEMBER 31, 2014	9

Trust Summary as of December 31, 2014	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended December 31, 2014, the Trust returned 0.61% based on market price and 3.58% based on NAV. The Trust’s peer group of closed-end funds in the Lipper New York Municipal Debt Funds category posted an average return of 16.25% based on market price and 17.08% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s market price moved from a premium to a discount to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion pertains to performance based on NAV.
•	The Trust is scheduled to mature on or about December 31, 2018, and it therefore holds securities that will mature close to that date. As rates declined more on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers, which typically hold longer-dated issues.
•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.
•	The Trust benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. The Trust’s duration exposure (sensitivity to interest rate movements) had a positive impact on results as interest rates declined during the period. (Bond prices rise as rates fall.) In addition, a significant portion of the Trust’s positive return came from holdings in the tax-backed state and local sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2014 ($14.95)[1]	2.23%
Tax Equivalent Yield[2]	4.51%
Current Monthly Distribution per Common Share[3]	$0.0278
Current Annualized Distribution per Common Share[3]	$0.3336
Economic Leverage as of December 31, 2014[4]	18%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
10	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock New York Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	12/31/14	12/31/13	Change	High	Low
Market Price	$14.95	$15.23	(1.84)%	$15.82	$14.89
Net Asset Value	$15.21	$15.05	1.06%	$15.39	$15.05

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	12/31/14	12/31/13
County/City/Special District/School District	37%	39%
Transportation	19	20
Education	17	13
State	10	7
Housing	6	9
Utilities	6	6
Health	3	5
Corporate	2	1

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	6%
2016	1
2017	4
2018	57
2019	14
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	12/31/14	12/31/13
AAA/Aaa	17%	15%
AA/Aa	58	51
A	11	21
BBB/Baa	8	11
N/R	6	2
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments December 31, 2014	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California — 95.8%
Corporate — 5.4%
California Municipal Finance Authority, Refunding RB, Series A:
3.00%, 1/01/17	$425	$439,046
3.00%, 1/01/18	440	457,186
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (a)	2,020	2,201,457
California Pollution Control Financing Authority, Refunding RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	2,030	2,211,157
		5,308,846
County/City/Special District/School District — 23.3%
City & County of San Francisco California, GO, Refunding, Series R-1, 5.00%, 6/15/18	1,640	1,869,108
City of Vista California, COP, Refunding, Community Projects (NPFGC):
5.00%, 5/01/19	1,000	1,080,670
4.75%, 5/01/21	1,115	1,187,352
County of San Bernardino California, Special Tax Bonds, Community Facilities District No. 2002-1 (b):
5.35%, 3/01/15	105	105,877
5.50%, 3/01/15	245	247,107
Fontana Public Finance Authority California, Refunding, Tax Allocation Bonds, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,400,126
Irvine Unified School District California, Refunding, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,652,900
Jurupa Public Financing Authority, Refunding, Special Tax Bonds, Series A, 4.00%, 9/01/18	380	413,330
Lathrop Financing Authority, RB, Water Supply Project, 5.80%, 6/01/21	470	475,635
Lodi Unified School District California, GO, Refunding (AGM), 4.00%, 8/01/18	1,000	1,095,380
Los Angeles Community College District California, GO, Election of 2001, Series E-1, 4.00%, 8/01/18	200	221,524
Los Angeles Unified School District California, GO, Election of 2004, Series H (AGM), 5.00%, 7/01/17 (b)	300	332,784
Los Banos Unified School District California, GO, Election of 2008 (AGM), 5.00%, 8/01/18	475	530,171
San Marcos Unified School District California, GO, CAB (c):
0.00%, 8/01/17	385	373,858
0.00%, 8/01/18	500	473,755

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Santa Clara Unified School District California, GO, Election of 2004, Series A, 5.00%, 7/01/18	$1,690	$1,926,955
Stockton East Water District California, COP, Refunding, Series B (NPFGC), 0.00%, 4/01/19 (c)	4,590	3,584,010
		22,970,542
Education — 8.7%
State of California Public Works Board, Refunding RB, Trustees of the California State University, Series A, 5.00%, 10/01/17	2,415	2,418,719
University of California, Refunding RB:
General, Series AB, 5.00%, 5/15/19	2,500	2,909,625
Series A, 5.00%, 11/01/18	900	1,034,784
Series S, 5.00%, 5/15/18	2,000	2,271,860
		8,634,988
Health — 11.4%
California Health Facilities Financing Authority, RB:
Scripps Health, Series A, 5.00%, 10/01/18	750	859,380
Sutter Health, Series B, 5.00%, 8/15/19	1,430	1,679,092
California Health Facilities Financing Authority, Refunding RB:
Adventist Health System/West, Series A, 4.00%, 3/01/18	1,000	1,087,420
Sutter Health, Series D, 5.00%, 8/15/18	515	590,041
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series E-1, 5.00%, 4/01/44 (a)	4,700	5,181,139
California Statewide Communities Development Authority, Refunding RB:
Episcopal Communities & Services, 5.00%, 5/15/18	300	335,568
Huntington Memorial Hospital, Series B, 5.00%, 7/01/18	500	566,220
County of Los Angeles California Redevelopment Authority, Refunding, Tax Allocation Bonds, South Gate Redevelopment Project No. 1 and Claremont Consolidated Redevelopment Project, Series A, 4.00%, 9/01/18	850	936,487
		11,235,347
Housing — 2.0%
California HFA, RB, Series A (Fannie Mae):
3.20%, 8/01/18	625	662,513
3.50%, 2/01/19	1,205	1,291,784
		1,954,297

Portfolio Abbreviations

AGC AGM AMBAC AMT ARB CAB	Assured Guarantee Corp. Assured Guaranty Municipal Corp. American Municipal Bond Assurance Corp. Alternative Minimum Tax (subject to) Airport Revenue Bonds Capital Appreciation Bonds	COP EDA GO HDA HFA IDA	Certificates of Participation Economic Development Authority General Obligation Bonds Housing Development Authority Housing Finance Agency Industrial Development Authority	ISD LRB NPFGC PSF-GTD RB S/F	Independent School District Lease Revenue Bonds National Public Finance Guarantee Corp. Permanent School Fund Guaranteed Revenue Bonds Single-Family

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (continued)
State — 11.9%
State of California, GO, Refunding:
5.00%, 9/01/18	$3,400	$3,883,004
5.00%, 11/01/20	20	20,079
Series A, 5.00%, 7/01/18	720	822,024
Various Purpose, 5.25%, 10/01/22	4,000	4,932,920
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,027
State of California Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	2,020	2,023,111
		11,691,165
Transportation — 10.1%
City of Long Beach California, RB, Series A, 5.00%, 5/15/18	500	567,605
Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 4.50%, 5/15/19	2,720	3,098,842
Port of Oakland California, Refunding RB, Series O, AMT:
5.00%, 5/01/18	2,500	2,827,050
5.00%, 5/01/19	3,000	3,431,700
		9,925,197
Utilities — 23.0%
California State Department of Water Resources, Refunding RB:
Power Supply, Series H, 5.00%, 5/01/22	3,500	3,974,880
Series L, 5.00%, 5/01/19	2,000	2,328,560
Series N, 5.00%, 5/01/19	3,500	4,074,980
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series D, 3.00%, 11/01/18	2,000	2,147,140
Contra Costa California Water Authority, Refunding RB, California Water Treatment, Series A, 3.00%, 10/01/18	900	964,179
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, Series A, 3.00%, 10/01/18	3,000	3,227,730
Cucamonga Valley California Water District, Refunding RB, Series A (AGM):
4.00%, 9/01/18	325	358,605
3.00%, 9/01/19	375	401,880
4.00%, 9/01/19	325	362,924

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (concluded)
Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 7/01/18	$600	$683,904
Los Angeles California Department of Water & Power, Refunding RB, Power System, Series A, 5.00%, 7/01/19	2,500	2,918,550
Sacramento California Municipal Utility District, Refunding RB, Series X, 5.00%, 8/15/18	400	457,588
Southern California Public Power Authority, Refunding RB, Canyon Power, Series A, 4.00%, 7/01/18	685	752,774
		22,653,694
Total Municipal Bonds in California		94,374,076

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	240	276,816

U.S. Virgin Islands — 2.8%
State — 2.8%
Virgin Islands Public Finance Authority, RB, Series A:
5.00%, 10/01/16	930	987,986
5.00%, 10/01/17	970	1,055,069
5.00%, 10/01/18	670	739,559
Total Municipal Bonds in U.S. Virgin Islands		2,782,614
Total Long-Term Investments (Cost — $92,980,483) — 98.9%		97,433,506

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (d)(e)	63,656	63,656
Total Short-Term Securities (Cost — $63,656) — 0.1%		63,656
Total Investments (Cost — $93,044,139) — 99.0%		97,497,162
Other Assets Less Liabilities — 1.0%		941,863
Net Assets Applicable to Common Shares — 100.0%		$98,439,025

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BIF California Municipal Money Fund	9,303,179	(9,239,523)	63,656	—

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ)

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.
The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$97,433,506	—	$97,433,506
Short-Term Securities	$63,656	—	—	63,656
Total	$63,656	$97,433,506	—	$97,497,162
[1]	See above Schedule of Investments for values in each sector.

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements.

14	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.2%
Alabama 21st Century Authority, Refunding RB, Series A, 5.00%, 6/01/18	$500	$560,640
California — 8.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	2,570	3,017,669
California Pollution Control Financing Authority, RB, Waste Management, Inc. Project, Series C, AMT, 5.13%, 11/01/23 (a)	6,500	6,755,970
California Pollution Control Financing Authority, Refunding RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	4,055	4,416,868
Los Angeles Regional Airports Improvement Corp., Refunding RB, Facilities Lease, LAXFuel Corp., AMT:
5.00%, 1/01/17	450	489,024
5.00%, 1/01/18	930	1,039,089
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,373,025
		20,091,645
Colorado — 2.6%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School, 4.00%, 8/15/18	175	188,827
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/17	515	546,415
4.00%, 12/01/18	540	578,334
Park Creek Metropolitan District Colorado, Refunding RB, Senior Limited Property Tax, 5.25%, 12/01/20	5,010	5,179,238
		6,492,814
Delaware — 0.3%
Delaware State Economic Development Authority, RB, State University Project, 5.00%, 10/01/18	735	826,294
Florida — 5.1%
County of Broward Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 5.00%, 10/01/18	3,930	4,464,244
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,409,775
County of Indian River School Board, COP, Refunding, Series A, 5.00%, 7/01/18	600	675,720
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/18	2,000	2,241,040
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center, 4.00%, 11/15/18	250	272,340
Miami-Dade County School Board Foundation, Inc., COP, Refunding Series A, 5.00%, 5/01/18 (b)	1,500	1,685,700
Pine Island Community Development District, RB, 5.30%, 11/01/10 (c)(d)	400	224,332
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13 (c)(d)	2,270	1,691,718
		12,664,869
Guam — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	620	715,108

Municipal Bonds	Par (000)	Value
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose Senior Living Revenue, 5.00%, 11/15/18	$370	$406,045
Illinois — 8.8%
City of Chicago Illinois, RB, General Airport, 3rd Lien, Series A (AMBAC):
5.00%, 1/01/19	5,000	5,224,150
5.00%, 1/01/20	3,000	3,133,890
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,587,998
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC) (e):
5.35%, 6/15/15	1,885	1,947,770
5.40%, 6/15/15	1,985	2,051,537
5.45%, 6/15/15	2,090	2,160,537
State of Illinois, GO (AGM), 5.00%, 4/01/18	465	513,132
State of Illinois, RB, Build Illinois, Series B:
5.00%, 6/15/18 (f)	355	403,497
Unrefunded Balance, 5.00%, 6/15/18	1,645	1,861,433
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 7/01/15 (e)	2,250	2,304,405
		22,188,349
Indiana — 3.2%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	2,755	2,436,109
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	1,715	1,843,059
Indiana State Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/19	875	1,003,004
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	2,500	2,702,775
		7,984,947
Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	3,720	3,945,767
Kansas — 1.1%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,855,050
Kentucky — 3.4%
County of Kenton Kentucky School District Finance Corp., Refunding RB, 2.50%, 6/01/18	3,210	3,345,398
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Catholic Health Initiatives, Series A, 5.00%, 12/01/18	1,755	2,005,140
Kentucky Housing Corp., RB, S/F Housing, Series C, AMT, 4.63%, 7/01/22	3,195	3,274,875
		8,625,413
Maryland — 3.4%
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.00%, 1/01/19	1,685	1,827,012
University of Maryland Medical System, 5.00%, 7/01/18	1,000	1,121,820

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/19	$5,000	$5,627,400
		8,576,232
Michigan — 3.7%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital (AGM), 5.00%, 5/15/18	2,025	2,259,940
Michigan State Finance Authority, Refunding RB, AMT:
5.00%, 11/01/17	2,275	2,472,038
5.00%, 11/01/18	2,100	2,313,024
Michigan State Hospital Finance Authority, Refunding RB, Oakwood Obligation Group, Series A, 5.00%, 7/15/18	1,000	1,094,480
Michigan State Housing Development Authority, Refunding RB, Series B, 4.15%, 4/01/18	1,000	1,078,550
		9,218,032
Missouri — 0.8%
City of Kansas City Missouri, Refunding ARB, AMT, Series A, 5.00%, 9/01/18	1,750	1,985,060
Nebraska — 1.7%
Central Plains Energy Project, RB, Gas Project (Project No. 3), 5.00%, 9/01/17	2,330	2,529,518
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A (AGC), 5.00%, 1/01/18	1,500	1,618,830
		4,148,348
Nevada — 4.3%
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	970	989,041
County of Clark Nevada, Refunding, Special Assessment Bonds, Improvement District No. 142, Mountain’s Edge, 4.00%, 8/01/18	4,000	4,154,200
Director of the State of Nevada Department of Business & Industry, RB, Mandatory Put Bonds, Republic Services, Inc. Project, AMT, 5.63%, 12/01/26 (a)	5,120	5,683,354
		10,826,595
New Jersey — 13.4%
New Jersey EDA, Refunding RB:
3.25%, 1/01/18	250	252,245
Cigarette Tax Revenue, 5.00%, 6/15/18	5,000	5,530,100
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.50%, 4/01/16	3,525	3,654,191
New Jersey Educational Facilities Authority, RB, Seton Hall University, Series D, 5.00%, 7/01/18	320	358,749
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (f)	2,500	2,982,450
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.00%, 7/01/18	850	952,612
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	1,500	1,624,500
Barnabas Health, Series A, 5.00%, 7/01/18	2,000	2,227,680
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	2,035	2,105,981

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey State Turnpike Authority, Refunding RB, Series G, 5.00%, 1/01/18	$1,350	$1,507,505
New Jersey Transportation Trust Fund Authority, RB:
Series B, 5.00%, 6/15/18	2,000	2,223,460
Transportation Program, Series AA, 5.00%, 6/15/18	2,000	2,223,460
Transportation System, Series A, 5.75%, 6/15/18	1,320	1,496,827
Transportation System, Series A (AMBAC), 5.75%, 6/15/18	2,070	2,347,297
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	3,635	4,011,004
South Jersey Transportation Authority LLC, Refunding RB, Series A, 5.00%, 11/01/20	200	227,028
		33,725,089
New York — 7.7%
City of New York New York, GO, Sub-Series F-1:
5.00%, 9/01/15 (e)	7,365	7,602,374
Unrefunded Balance, 5.00%, 9/01/18	135	139,278
Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 11/15/18	1,000	1,144,580
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 3/15/18	8,000	9,026,320
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,200	1,381,404
		19,293,956
North Carolina — 1.0%
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23	2,355	2,426,898
North Dakota — 0.6%
North Dakota HFA, RB, S/F Housing, 1.15%, 1/01/18 (b)	1,425	1,421,238
Ohio — 1.4%
State of Ohio, GO, Refunding, Higher Education, Series B, 5.00%, 8/01/18	3,000	3,415,440
Oklahoma — 0.5%
County of Canadian Oklahoma Educational Facilities Authority, RB, Mustang Public Schools Project, 4.00%, 9/01/18	1,000	1,086,220
County of Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 2.50%, 4/01/15	175	172,802
		1,259,022
Pennsylvania — 4.4%
County of Cumberland Municipal Authority Pennsylvania, Refunding RB, Diakon Lutheran, 5.75%, 1/01/19	2,375	2,725,597
Lancaster Industrial Development Authority, Refunding RB, Garden Spot Village Project:
5.00%, 5/01/16	300	312,978
5.00%, 5/01/17	1,175	1,242,892
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 3.00%, 11/01/18	1,000	1,033,190
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Inc., Student Housing Project:
4.00%, 10/01/17	275	285,293
4.00%, 10/01/18	560	583,744

See Notes to Financial Statements.

16	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Drexel University, Series A, 5.00%, 5/01/18	$1,000	$1,123,690
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/18	1,500	1,688,745
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,144,850
State Public School Building Authority, RB, Community College of Allegheny County Project (AGM), 5.00%, 7/15/18	900	1,012,860
		11,153,839
Texas — 15.7%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	2,000	2,061,920
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD), 0.00%, 2/15/18 (g)	1,615	1,567,794
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/18	750	848,002
5.75%, 1/01/19	750	867,135
City of Dallas Texas, GO, Refunding, 5.00%, 2/15/18	5,000	5,626,450
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,841,500
City of Houston Texas, Refunding RB, Sub Lien, Series B, 5.00%, 7/01/18	1,000	1,125,100
Houston ISD Public Facilities Authority, RB, 5.00%, 9/15/18	5,000	5,688,650
Lower Colorado River Authority, Refunding RB, LCRA Transmission, Series B, 5.00%, 5/15/18	5,000	5,625,400
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project, Series A:
4.00%, 4/01/17	160	166,499
4.00%, 4/01/18	405	430,884
4.00%, 4/01/18	280	293,740
4.00%, 4/01/20	165	179,028
North Texas Tollway Authority, Refunding RB, Series C:
5.00%, 1/01/19	2,215	2,516,727
5.25%, 1/01/20	4,000	4,545,200
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/18	4,360	4,878,666
		39,262,695
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 10/01/18	1,000	1,103,820
Virginia — 1.7%
City of Norfolk Virginia, Refunding RB, Water Revenue, 5.00%, 11/01/18	1,230	1,408,707

Municipal Bonds	Par (000)	Value
Virginia (concluded)
Virginia HDA, Refunding RB, Sub-Series E-2, AMT, 4.38%, 10/01/19	$2,750	$2,776,537
		4,185,244
Washington — 1.5%
Energy Northwest, Refunding RB, Wind Project Revenue, 5.00%, 7/01/18 (b)	2,865	3,237,049
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B, 5.00%, 10/01/18	500	568,760
		3,805,809
Wisconsin — 2.1%
City of Franklin Wisconsin, RB, Waste Management, Inc. Project, AMT, 4.95%, 4/01/16	1,990	2,085,201
State of Wisconsin, Refunding RB, Series A, 5.00%, 5/01/18	1,000	1,130,230
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., 5.00%, 4/01/19	1,265	1,455,079
Thedacare, Inc., 5.00%, 12/15/17 (b)	250	278,815
Thedacare, Inc., 5.00%, 12/15/18 (b)	355	404,899
		5,354,224
Total Municipal Bonds — 99.1%		248,518,482

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Illinois — 2.2%
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,611,300
Total Long-Term Investments (Cost — $244,419,214) — 101.3%		254,129,782

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	4,625,172	4,625,172
Total Short-Term Securities (Cost — $4,625,172) — 1.9%		4,625,172
Total Investments (Cost — $249,044,386) — 103.2%		258,754,954
Liabilities in Excess of Other Assets — (1.7%)		(4,252,673)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.5%)		(3,751,485)
Net Assets Applicable to Common Shares — 100.0%		$250,750,796

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$5,606,463	$(9,731)
RBC Capital Markets, LLC	1,421,238	(3,762)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK)

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Non-income producing security.
(e)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Security is collateralized by municipal or U.S. Treasury obligations.
(g)	Zero-coupon bond.
(h)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Investments in issuers considered to be an affiliate of the Trust during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
FFI Institutional Tax-Exempt Fund	10,765,381	(6,140,209)	4,625,172	$2,908

(j)	Represents the current yield as of report date.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.
The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$254,129,782	—	$254,129,782
Short-Term Securities	$4,625,172	—	—	4,625,172
Total	$4,625,172	$254,129,782	—	$258,754,954
[1]	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, TOB trust certificates of $3,750,000 is categorized as Level 2 within the disclosure hierarchy.
There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements.

18	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York — 116.3%
Corporate — 2.3%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
4.00%, 6/01/17	$350	$373,618
4.00%, 6/01/18	350	379,519
Port Authority of New York & New Jersey, RB, Continental Airlines, Inc. and Eastern Air Lines, Inc. Project, LaGuardia Airport, AMT, 9.13%, 12/01/15	480	487,656
		1,240,793
County/City/Special District/School District — 44.8%
City of New York New York, GO:
Series M, 5.00%, 4/01/15 (a)	1,060	1,072,868
Series M, 5.00%, 4/01/23	330	333,871
Sub-Series G-1, 5.00%, 4/01/18	5,000	5,634,550
Sub-Series H-2, 5.00%, 6/01/20	3,470	4,070,761
City of New York New York Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,568,168
City of Rochester New York, GO, Refunding, Series I, 4.00%, 8/15/18	2,000	2,199,800
New York State, GO, Series E:
5.00%, 12/15/18	1,000	1,154,350
5.00%, 12/15/20	2,000	2,395,960
New York State Dormitory Authority, RB:
General Purpose, Series E, 5.00%, 8/15/19	1,500	1,744,530
State University Dormitory Facilities, Series A, 5.00%, 7/01/18	1,045	1,184,173
New York State Dormitory Authority, Refunding RB, Series A:
3rd General Resolution, State University Educational Facilities, 4.00%, 5/15/18	1,000	1,099,010
4.00%, 7/01/18 (b)	310	338,436
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 1/01/19	750	874,305
Owego Apalachin Central School District, GO, Refunding (AGM), 4.00%, 6/15/18	1,015	1,105,234
		24,776,016
Education — 20.3%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/25 (c)(d)	450	5,616
City of New York New York Transitional Finance Authority, Refunding RB, Subordinate, Future Tax Secured, Series B, 5.00%, 2/01/20	2,000	2,350,240
City of Troy New York, RB, Rensselaer Polytechnic, Series B, 5.00%, 9/01/18	1,000	1,128,700
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/21	250	292,078
New York State Dormitory Authority, RB:
Pratt Institute, Series C (AGC), 5.00%, 7/01/19	600	687,390
School Districts Financing Program, Series C, 4.00%, 10/01/18	535	587,788
University of Rochester, Series A, 5.00%, 7/01/21	1,155	1,328,874
New York State Dormitory Authority, Refunding RB:
Mental Health Services, 5.00%, 8/15/18	1,020	1,160,107
Mental Health Services, 5.00%, 8/15/18 (e)	5	5,718
Teachers College, Series A, 5.00%, 7/01/17	200	220,070
Teachers College, Series A, 5.00%, 7/01/18	250	281,915
Yeshiva University, 5.00%, 9/01/27	2,000	2,067,060
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A:
5.00%, 6/01/18	$600	$661,656
5.00%, 6/01/19	400	447,780
		11,224,992
Health — 3.5%
New York State Dormitory Authority, Refunding RB, Miriam Osborn Memorial Home, 2.50%, 7/01/18	1,890	1,921,790
Housing — 7.4%
New York Mortgage Agency, Refunding RB, 35th Series, S/F Housing, AMT, 4.50%, 10/01/20	2,225	2,236,637
New York State Dormitory Authority, Refunding RB, Series A:
North Shore Long Island Jewish, 5.00%, 5/01/18	615	687,213
North Shore Long Island Jewish, 4.00%, 5/01/19	250	274,288
North Shore Long Island Jewish, 5.00%, 5/01/19	650	740,213
State University Educational Facilities, 5.88%, 5/15/17	125	135,723
		4,074,074
State — 8.2%
Monroe County Industrial Development Agency, RB, Rochester Schools Modernization Project, Series A, 5.00%, 5/01/18	1,000	1,128,940
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 3/15/18	2,000	2,256,580
New York State Dormitory Authority, Refunding LRB, Municipal Health Facilities, 4.00%, 5/15/18	550	599,005
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	570,940
		4,555,465
Transportation — 22.9%
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.00%, 11/15/18	1,000	1,144,580
Series C, 5.00%, 11/15/17	1,000	1,117,500
Series C, 5.00%, 11/15/18	1,965	2,245,484
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/20	1,750	1,995,490
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/18	1,300	1,453,712
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	300	345,351
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/18	900	1,019,970
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series B, 4.00%, 11/15/18	3,000	3,333,750
		12,655,837
Utilities — 6.9%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	1,000	1,131,700
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2012, Series FF, 5.00%, 6/15/20	2,000	2,364,100
Upper Mohawk Valley Regional Water Finance Authority, Refunding RB, Water System, 4.00%, 4/01/18	300	324,546
		3,820,346
Total Municipal Bonds in New York		64,269,313

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments (continued)	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	$140	$161,476

U.S. Virgin Islands — 3.4%
State — 3.4%
Virgin Islands Public Finance Authority, RB, Series A:
5.00%, 10/01/16	630	669,281
5.00%, 10/01/17	665	723,320
5.00%, 10/01/18	460	507,757
Total Municipal Bonds in U.S. Virgin Islands		1,900,358
Total Long-Term Investments (Cost — $64,422,247) — 120.0%		66,331,147
Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (f)(g)	721,078	$721,078
Total Short-Term Securities (Cost — $721,078) — 1.3%		721,078
Total Investments (Cost — $65,143,325) — 121.3%		67,052,225
Other Assets Less Liabilities — 0.5%		272,545
Preferred Shares, at Liquidation Value — (21.8%)		(12,050,036)
Net Assets Applicable to Common Shares — 100.0%		$55,274,734

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Janney Montgomery Scott LLC	$338,436	$(530)

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Non-income producing security.
(e)	Security is collateralized by municipal or U.S. Treasury obligations.
(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BIF New York Municipal Money Fund	545,734	175,344	721,078	—

(g)	Represents the current yield as of report date.
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.
The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$66,331,147	—	$66,331,147
Short-Term Securities	$721,078	—	—	721,078
Total	$721,078	$66,331,147	—	$67,052,225
[1]	See above Schedule of Investments for values in each sector.

There were no transfers between levels during the year ended December 31, 2014.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, bank overdraft of $640 is categorized as Level 2 within the disclosure hierarchy.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	21

Statements of Assets and Liabilities
December 31, 2014	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Assets
Investments at value — unaffiliated[1]	$97,433,506	$254,129,782	$66,331,147
Investments at value — affiliated[2]	63,656	4,625,172	721,078
Interest receivable	991,722	2,829,104	693,373
Investments sold receivable	55,783	220,000	—
Prepaid expenses	1,106	11,866	6,193
Total assets	98,545,773	261,815,924	67,751,791

Accrued Liabilities
Investments purchased payable	—	7,041,194	338,966
Investment advisory fees payable	33,507	102,469	22,855
Officer’s and Trustees’ fees payable	13,252	47,718	9,417
Income dividends payable — Common Shares	11,028	58,116	4,879
Income dividends payable — Preferred Shares	—	453	—
Bank overdraft	—	—	640
Interest expense payable	—	1,485	—
Other accrued expenses payable	48,961	63,693	50,264
Total accrued liabilities	106,748	7,315,128	427,021

Other Liabilities
TOB trust certificates	—	3,750,000	—
Total liabilities	106,748	11,065,128	427,021

Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3]	—	—	12,050,036
Net Assets Applicable to Common Shareholders	$98,439,025	$250,750,796	$55,274,734

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$92,535,843	$233,703,378	$52,798,382
Undistributed net investment income	2,317,431	8,523,941	1,138,791
Accumulated net realized loss	(867,272)	(1,187,091)	(571,339)
Net unrealized appreciation/depreciation	4,453,023	9,710,568	1,908,900
Net Assets Applicable to Common Shareholders	$98,439,025	$250,750,796	$55,274,734
Net asset value, per Common Share	$15.30	$15.76	$15.21

[1] Investments at cost — unaffiliated	$92,980,483	$244,419,214	$64,422,247

[2] Investments at cost — affiliated	$63,656	$4,625,172	$721,078

[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	—	—	482

[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	6,433,028	15,908,028	3,633,028

See Notes to Financial Statements.

22	ANNUAL REPORT	DECEMBER 31, 2014

Statements of Operations
Year Ended December 31, 2014	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Investment Income
Interest	$3,126,612	$11,362,881	$1,704,616
Income — affiliated	—	2,908	—
Total income	3,126,612	11,365,789	1,704,616

Expenses
Investment advisory	415,893	1,240,289	278,008
Professional	49,669	72,448	43,614
Accounting services	18,846	37,238	13,277
Transfer agent	18,528	40,998	24,155
Registration	9,329	9,329	9,329
Officer and Trustees	9,225	23,626	5,194
Custodian	8,330	18,718	6,563
Printing	8,239	10,327	7,810
Remarketing fees for Preferred Shares	5,734	79,904	20,896
Miscellaneous	27,385	47,840	30,007
Total expenses excluding interest expense and fees	571,178	1,580,717	438,853
Interest expense and fees[1]	—	22,527	—
Total expenses	571,178	1,603,244	438,853
Less fees waived by Manager	(1,221)	(2,226)	(613)
Total expenses after fees waived	569,957	1,601,018	438,240
Net investment income	2,556,655	9,764,771	1,266,376

Realized and Unrealized Gain (Loss)
Net realized gain from investments	200,752	7,787,266	8,388
Net change in unrealized appreciation/depreciation on investments	306,107	(3,672,047)	707,530
Total realized and unrealized gain	506,859	4,115,219	715,918

Distributions to Preferred Shareholders From
Net investment income	(4,188)	(57,682)	(15,396)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$3,059,326	$13,822,308	$1,966,898

[1]	Related to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	23

Statements of Changes in Net Assets

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock Municipal 2018 Term Trust (BPK)
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$2,556,655	$3,923,440	$9,764,771	$11,518,942
Net realized gain	200,752	395,311	7,787,266	(925,536)
Net change in unrealized appreciation/depreciation	306,107	(3,097,060)	(3,672,047)	(6,229,898)
Distributions to Preferred Shareholders from net investment income	(4,188)	(68,997)	(57,682)	(142,790)
Net increase in net assets applicable to Common Shareholders resulting from operations	3,059,326	1,152,694	13,822,308	4,220,718

Distributions to Common Shareholders From[1]
Net investment income	(3,462,256)	(4,039,942)	(10,750,645)	(12,252,841)

Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(402,930)	(2,887,248)	3,071,663	(8,032,123)
Beginning of year	98,841,955	101,729,203	247,679,133	255,711,256
End of year	$98,439,025	$98,841,955	$250,750,796	$247,679,133
Undistributed net investment income, end of year	$2,317,431	$3,456,626	$8,523,941	$10,485,817

	BlackRock New York Municipal 2018 Term Trust (BLH)
	Year Ended December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$1,266,376	$1,614,646
Net realized gain	8,388	15,795
Net change in unrealized appreciation/depreciation	707,530	(1,764,686)
Distributions to Preferred Shareholders from net investment income[1]	(15,396)	(37,883)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	1,966,898	(172,128)

Distributions to Common Shareholders From[1]
Net investment income	(1,359,116)	(2,081,726)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	607,782	(2,253,854)
Beginning of year	54,666,952	56,920,806
End of year	$55,274,734	$54,666,952
Undistributed net investment income, end of year	$1,138,791	$1,360,947
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights	BlackRock California Municipal 2018 Term Trust (BJZ)
	Year Ended December 31,
	2014		2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$15.36		$15.81	$15.60	$14.34	$14.36
Net investment income[1]	0.40		0.61	0.71	0.86	0.98
Net realized and unrealized gain (loss)	0.08		(0.42)	0.28	1.28	(0.11)
Distributions to Preferred Shareholders from net investment income	(0.00)[2]		(0.01)	(0.02)	(0.02)	(0.03)
Net increase from investment operations	0.48		0.18	0.97	2.12	0.84
Distributions to Common Shareholders from net investment income[3]	(0.54)		(0.63)	(0.76)	(0.86)	(0.86)
Net asset value, end of year	$15.30		$15.36	$15.81	$15.60	$14.34
Market price, end of year	$15.24		$15.77	$16.21	$16.34	$15.38

Total Return[4]
Based on net asset value	3.09%		1.07%	6.16%	14.86%	5.56%
Based on market price	0.01%		1.21%	3.92%	12.17%	7.73%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.57%		0.82%	0.93%	0.93%	0.92%
Total expenses after fees waived[5]	0.57%	[6]	0.82% [6]	0.92%	0.91%	0.91%
Net investment income[5]	2.57%		3.92%	4.51%	5.82%	6.64%
Distributions to Preferred Shareholders	0.00%	[7]	0.07%	0.14%	0.17%	0.24%
Net investment income to Common Shareholders	2.57%		3.85%	4.37%	5.65%	6.40%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$98,439		$98,842	$101,729	$100,345	$92,260
Portfolio turnover rate	12%		—	15%	28%	7%
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—		$26,850	$55,525	$55,525	$55,525
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	—		$117,032	$70,803	$70,180	$66,542
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Does not reflect the effect of dividends to Preferred Shareholders.
[6]	For the years ended December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and remarketing fees was 0.57% and 0.75%, respectively.
[7]	Amount is less than 0.005%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	25

Financial Highlights	BlackRock Municipal 2018 Term Trust (BPK)
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$15.57	$16.07	$15.66	$14.58	$14.32
Net investment income[1]	0.61	0.72	0.87	1.04	1.07
Net realized and unrealized gain (loss)	0.26	(0.44)	0.50	1.00	0.16
Distributions to Preferred Shareholders from net investment income	(0.00)[2]	(0.01)	(0.02)	(0.02)	(0.03)
Net increase from investment operations	0.87	0.27	1.35	2.02	1.20
Distributions to Common Shareholders from net investment income[3]	(0.68)	(0.77)	(0.94)	(0.94)	(0.94)
Net asset value, end of year	$15.76	$15.57	$16.07	$15.66	$14.58
Market price, end of year	$16.13	$15.94	$16.56	$16.59	$15.75

Total Return[4]
Based on net asset value	5.53%	1.55%	8.42%	13.86%	7.94%
Based on market price	5.50%	0.88%	5.46%	11.66%	10.22%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.64%	0.73%	0.86%	0.85%	0.88%
Total expenses after fees waived[5]	0.64% [6]	0.73% [6]	0.86%	0.85%	0.88%
Total expenses after fees waived and excluding interest expense and fees[5]	0.63%	0.72%	0.85%	0.84%	0.87%
Net investment income	3.89%	4.56%	5.51%	6.94%	7.23%
Distributions to Preferred Shareholders	0.02%	0.06%	0.14%	0.16%	0.23%
Net investment income to Common Shareholders	3.87%	4.50%	5.37%	6.78%	7.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$250,751	$247,679	$255,711	$249,069	$231,925
Portfolio turnover rate	14%	3%	23%	13%	6%
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—	$69,250	$133,850	$133,850	$133,850
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	—	$114,415	$72,761	$71,521	$68,319
Borrowings outstanding, end of year (000)	$3,750	$3,750	$3,750	$3,750	$3,750
Asset coverage, end of year per $1,000 of borrowings	$67,867	$67,048	$69,190	$67,418	$62,847
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Does not reflect the effect of dividends to Preferred Shareholders.
[6]	For the years ended December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and excluding interest expense, fees and remarketing fees were 0.60% and 0.67%, respectively.

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights	BlackRock New York Municipal 2018 Term Trust (BLH)
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$15.05	$15.67	$15.64	$15.18	$15.57
Net investment income[1]	0.35	0.44	0.65	1.00	1.03
Net realized and unrealized gain (loss)	0.18	(0.48)	0.23	0.46	(0.33)
Distributions to Preferred Shareholders from net investment income	(0.00)[2]	(0.01)	(0.02)	(0.02)	(0.03)
Net increase (decrease) from investment operations	0.53	(0.05)	0.86	1.44	0.67
Distributions to Common Shareholders from net investment income[3]	(0.37)	(0.57)	(0.83)	(0.98)	(1.06)
Net asset value, end of year	$15.21	$15.05	$15.67	$15.64	$15.18
Market price, end of year	$14.95	$15.23	$16.05	$16.71	$15.92

Total Return[4]
Based on net asset value	3.58%	(0.36)%	5.34%	9.41%	3.90%
Based on market price	0.61%	(1.55)%	0.99%	11.46%	0.39%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.79%	0.89%	0.96%	0.99%	1.02%
Total expenses after fees waived and/or reimbursed and paid indirectly[5]	0.79% [6]	0.89% [6]	0.95%	0.98%	1.01%
Net investment income[5]	2.29%	2.89%	4.11%	6.52%	6.60%
Distributions to Preferred Shareholders	0.03%	0.07%	0.14%	0.16%	0.22%
Net investment income to Common Shareholders	2.26%	2.82%	3.97%	6.36%	6.38%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$55,275	$54,667	$56,921	$56,808	$55,159
Portfolio turnover rate	4%	7%	48%	16%	6%
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$12,050	$16,425	$31,400	$31,400	$31,400
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$139,678	$108,207	$70,319	$70,230	$68,918
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Does not reflect the effect of distributions to Preferred Shareholders.
[6]	For the year ended December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and excluding remarketing fees were 0.75% and 0.83%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements

1. Organization:

The following are registered under the 1940 Act as closed-end management investment companies and referred to herein collectively as the “Trusts”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal 2018 Term Trust	BJZ	Delaware	Non-diversified
BlackRock Municipal 2018 Term Trust	BPK	Delaware	Diversified
BlackRock New York Municipal 2018 Term Trust	BLH	Delaware	Non-diversified

The Board of Trustees of the Trusts are referred to throughout this report as the “Board”, and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such borrowings. Doing so allows the borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

28	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 8.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: BPK leverages its assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which BPK, or an agent on behalf of BPK, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which BPK has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by BPK include the right of BPK (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to BPK. The TOB may also be collapsed without the consent of BPK, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (continued)

liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended December 31, 2014, no TOBs in which BPK participated were terminated without the consent of BPK.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to BPK. BPK typically invests the cash received in additional municipal bonds. BPK’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in BPK’s Schedule of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of BPK’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

BPK may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When BPK invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If BPK invests in a TOB on a recourse basis, BPK will typically enter into a reimbursement agreement with the Liquidity Provider where BPK is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, BPK investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at December 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by BPK at December 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by BPK on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At December 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Interest Rate
BPK	$5,611,300	$3,750,000	0.24%

For the year ended December 31, 2014, BPK’s average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BPK	$3,750,000	0.60%

Should short-term interest rates rise, BPK’s investments in TOBs may adversely affect BPK’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect BPK’s NAV per share.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at an annual rate of 0.40% of each Trust’s average weekly managed assets. Average weekly managed assets are the average weekly value of each Trust’s total assets minus its total accrued liabilities.

30	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statements of Operations.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to each of the Trusts pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Trust to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BFM, with respect to each Trust, expired.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

5. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments excluding short-term securities were as follows:

	BJZ	BPK	BLH
Purchases	$12,115,803	$41,894,427	$3,022,248
Sales	$29,610,313	$90,412,483	$6,084,483

6. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of December 31, 2014 the following permanent differences attributable to the retention of tax-exempt income and distributions received from a regulated investment company were reclassified to the following accounts:

	BJZ	BPK	BLH
Paid-in capital	$230,000	$910,000	$114,000
Undistributed net investment income	$(229,406)	$(918,320)	$(114,020)
Accumulated net realized loss	$(594)	$8,320	$20

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 was as follows:

	BJZ	BPK	BLH
Tax-exempt income:[1]
12/31/14	$3,466,444	$10,718,787	$1,374,512
12/31/13	$4,108,939	$12,395,631	$2,119,609
Ordinary Income:[2]
12/31/14	—	89,540	—
12/31/13	—	—	—
Total:
12/31/14	$3,466,444	$10,808,327	$1,374,512
12/31/13	$4,108,939	$12,395,631	$2,119,609
[1]	The Trusts designate these amounts paid during the fiscal year ended December 31, 2014, as exempt-interest dividends.
[2]	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (continued)

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

	BJZ	BPK	BLH
Undistributed tax-exempt income	$2,326,772	$9,180,152	$1,145,987
Capital loss carryforwards	(867,272)	(1,077,702)	(571,338)
Net unrealized gains[1]	4,443,682	8,944,968	1,901,703
Total	$5,903,182	$17,047,418	$2,476,352
[1]	The difference between book-basis and tax-basis net unrealized gains were attributable primarily to amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the treatment of residual interests in TOB trusts and the deferral of compensation to Trustees.

As of December 31, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BJZ	BPK	BLH
2015	$206,712	$875,158	$279,850
2017	660,560	202,544	—
2018	—	—	291,488
Total	$867,272	$1,077,702	$571,338
[2]	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2014, the Trusts utilized the following amounts of their respective capital loss carryforward:

BJZ	$200,158
BPK	$7,795,586
BLH	$8,408

As of December 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BJZ	BPK	BLH
Tax cost	$93,044,139	$245,948,405	$65,143,554
Gross unrealized appreciation	4,479,116	10,873,531	2,287,533
Gross unrealized depreciation	(26,093)	(1,816,982)	(378,862)
Net unrealized appreciation	$4,453,023	$9,056,549	$1,908,671

7. Principal Risks:

BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. Investment percentages in specific states or U.S. territories are presented in the Schedules of investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

32	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of December 31, 2014, BJZ and BLH invested a significant portion of their assets in securities in the county/city/special district/school district sector. BPK invested a significant portion of its assets in securities in the state sector. In addition, BJZ also invested a significant portion of its assets in securities in the utilities sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015 and recently has been extended for certain covered funds. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

8. Capital Share Transactions:

The Trusts are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

Shares issued and outstanding remained constant for all Trusts for the years ended December 31, 2014 and December 31, 2013.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust‘s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (continued)

approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Preferred Shares are redeemable at the option of each Trust in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Share at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

In order to provide additional flexibility for each Trust to potentially continue to conduct partial redemptions of Preferred Shares in the future, the Board of each Trust approved an amendment to each Trust’s Preferred Shares Governing Instrument. The amendment eliminates a requirement that precluded partial redemptions of Preferred Shares once the number of Preferred Shares outstanding for a particular series fell below 300 shares. The Board of each Trust believes the removal of this requirement is in the best interest of the Trust and its shareholders as it seeks to provide additional flexibility to conduct partial redemptions of Preferred Shares in advance of the Trust’s maturity, if such redemption is otherwise determined to be consistent with the best interest of the Trust and its shareholders.

As of December 31, 2014, the Trusts’ Preferred Shares outstanding were as follows:

	Series	Preferred Shares	Effective Yield	Rate Frequency Days	Moody’s Rating
BLH	T7	482	0.110%	7	Aa2

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares prior to November 1, 2012 was the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index dividend by 1.00 minus the marginal tax rate. The Kenny S&P 30-day High Grade Index was discontinued as of November 1, 2012. For purposes of calculating the maximum applicable rate, the Kenny S&P 30-day High Grade Index was replaced with the S&P Municipal Bond 7 Day High Grade Rate Index as of November 1, 2012. The low, high and average dividend rates on the Preferred Share for each Trust for the year ended December 31, 2014 were as follows:

	Series	Low	High	Average
BJZ	M7	0.07%	0.23%	0.09%
BPK	W7	0.07%	0.20%	0.10%
	R7	0.07%	0.21%	0.11%
BLH	T7	0.07%	0.23%	0.11%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.07% to 0.23% for the year ended December 31, 2014. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s Preferred Shares than buyers. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

34	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

As of December 31, 2014, BJZ and BPK did not have any Preferred Shares outstanding.

During the year ended December 31, 2013, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BJZ	M7	1/22/13	261	$6,525,000
	M7	4/09/13	228	$5,700,000
	M7	7/02/13	88	$2,200,000
	M7	8/06/13	56	$1,400,000
	M7	9/10/13	80	$2,000,000
	M7	10/29/13	124	$3,100,000
	M7	12/31/13	310	$7,750,000
BPK	W7	1/24/13	714	$17,850,000
	W7	1/31/13	40	$1,000,000
	W7	5/23/13	206	$5,150,000
	W7	8/01/13	112	$2,800,000
	W7	9/12/13	92	$2,300,000
	W7	10/10/13	88	$2,200,000
	W7	11/29/13	40	$1,000,000
	R7	1/25/13	714	$17,850,000
	R7	2/01/13	40	$1,000,000
	R7	5/24/13	206	$5,150,000
	R7	8/02/13	112	$2,800,000
	R7	9/13/13	92	$2,300,000
	R7	10/11/13	88	$2,200,000
	R7	11/29/13	40	$1,000,000
BLH	T7	1/23/13	223	$5,575,000
	T7	7/31/13	136	$3,400,000
	T7	9/11/13	104	$2,600,000
	T7	10/30/13	136	$3,400,000

During the year ended December 31, 2014, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BJZ	M7	1/21/14	350	$8,750,000
	M7	3/04/14	525	$13,125,000
	M7	4/22/14	100	$2,500,000
	M7	6/10/14	99	$2,475,000
BPK	R7	1/03/14	105	$2,625,000
	R7	1/17/14	155	$3,875,000
	R7	6/06/14	15	$375,000
	R7	11/07/14	105	$2,625,000
	R7	12/26/14	550	$13,750,000
	W7	1/02/14	105	$2,625,000
	W7	1/16/14	155	$3,875,000
	W7	6/05/14	15	$375,000
	W7	11/06/14	105	$2,625,000
	W7	12/26/14	550	$13,750,000
	R7	1/02/15	455	$11,375,000
	W7	1/02/15	455	$11,375,000
BLH	T7	6/11/14	75	$1,875,000
	T7	7/02/14	100	$2,500,000

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (concluded)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend on February 2, 2015 to Common Shareholders of record on January 15, 2015 as follows:

Common Dividend Per Share
BJZ	$0.0425
BPK	$0.0535
BLH	$0.0278

Additionally, the Trusts declared a net investment income dividend February 2, 2015 payable to Common Shareholders of record on February 13, 2015 for the same amounts noted above.

36	ANNUAL REPORT	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of BlackRock California Municipal 2018 Term Trust,
BlackRock Municipal 2018 Term Trust and BlackRock New York Municipal 2018 Term Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust and BlackRock New York Municipal 2018 Term Trust (collectively, the “Trusts”), including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	37

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on the Trusts’ primary exchange (“open-market purchases”). The Trusts will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

38	ANNUAL REPORT	DECEMBER 31, 2014

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]

Richard E. Cavanagh 1946	Chairman of the Board and Trustee	Since 2001
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				79 RICs consisting of 79 Portfolios	None

Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				79 RICs consisting of 79 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co. Inc.

Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012.
				79 RICs consisting of 79 Portfolios	None

Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2001
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.
				112 RICs consisting of 232 Portfolios	None

Kathleen F. Feldstein 1941	Trustee	Since 2005
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				79 RICs consisting of 79 Portfolios	The McClatchy Company (publishing)

James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	79 RICs consisting of 79 Portfolios	None

Jerrold B. Harris 1942	Trustee	Since 2007
Trustee, Ursinus College since 2000-2012; WaterFowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				79 RICs consisting of 79 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	79 RICs consisting of 79 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
ANNUAL REPORT	DECEMBER 31, 2014	39

Officers and Trustees (continued)
Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)

W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				79 RICs consisting of 79 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2] Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustees by action of a majority of the Trustees upon finding good cause thereof. In 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

[4] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]

Paul L. Audet 1953	Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer from 1998 to 2005.
				141 RICs consisting of 329 Portfolios	None

Henry Gabbay 1947	Trustee	Since 2007
Consultant, BlackRock, from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				141 RICs consisting of 329 Portfolios	None

[5] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

40	ANNUAL REPORT	DECEMBER 31, 2014

Officers and Trustees (concluded)
Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]

John M. Perlowski 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.

Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014
Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Effective September 5, 2014, Brendan Kyne resigned as a Vice President of the Trusts.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trusts. Effective December 31, 2014, Barbara G. Novick and John M. Perlowski were appointed to serve as Trustees of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021 Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809
ANNUAL REPORT	DECEMBER 31, 2014	41

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BJZ	5,726,310	98,615	0	5,718,735	106,190	0	5,725,610	99,315	0
BPK	14,646,349	374,465	0	14,658,782	362,032	0	14,599,122	421,692	0
BLH	3,026,617	154,962	0	3,010,545	171,034	0	3,026,617	154,962	0

	W. Carl Kester
	Votes For	Votes Withheld	Abstain
BJZ	5,721,735	103,190	0
BPK[1]	1,121	284	0
BLH[1]	101	290	0
[1]	Voted on by holders of preferred shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

42	ANNUAL REPORT	DECEMBER 31, 2014

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	DECEMBER 31, 2014	43

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts leverage their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK3-12/14-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

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Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal 2018 Term Trust	$29,657	$29,363	$0	$0	$9,300	$9,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,
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unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal 2018 Term Trust	$9,300	$9,300

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

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(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2014.

(a)(1) The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Messrs. Soccio, Jaeckel and O’Connor are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Soccio, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2011, 2006 and 2006, respectively.

Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of December 31, 2014:
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	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	11	0	0	0	0	0
	$3.73 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	64	0	0	0	0	0
	$28.30 Billion	$0	$0	$0	$0	$0
Walter O’Connor	61	0	0	0	0	0
	$22.69 Billion	$0	$0	$0	$0	$0
(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

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As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of December 31, 2014:

Portfolio Manager Compensation Overview

 The discussion below describes the portfolio managers’ compensation as of December 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, the benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Standard & Poor's Municipal Bond Index), certain customized indices and certain fund industry peer groups.

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Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

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(a)(4)	Beneficial Ownership of Securities – As of December 31, 2014.
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	None
Theodore R. Jaeckel, Jr., CFA	None
Walter O’Connor	None

(b) Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal 2018 Term Trust

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock California Municipal 2018 Term Trust

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock California Municipal 2018 Term Trust

Date: February 27, 2015

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock California Municipal 2018 Term Trust

Date: February 27, 2015

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